UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2005
CALIPER LIFE SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28229 (Commission File Number)	33-0675808 (I.R.S. Employer Identification No.)
68 Elm Street
Hopkinton, Massachusetts 01748
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (508) 435-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 Press Release for Caliper Life Sciences, Inc.

Item 2.02. Results of Operations and Financial Condition.
     On July 27, 2005, Caliper Life Sciences, Inc. issued a press release announcing financial results for the quarter ended June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Caliper Life Sciences, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless Caliper Life Sciences specifically states that it is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit
Number	Exhibit

99.1	Press release of Caliper Life Sciences, Inc., announcing financial results for the quarter ended June 30, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Caliper Life Sciences, Inc.
Dated: July 27, 2005	By:	/s/ Thomas T. Higgins
Thomas T. Higgins
Chief Financial Officer